================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2002


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of June 1, 2002, providing for the issuance of
                    Asset-Backed Certificates, Series 2002-2)

                    -----------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------


              Delaware                               333-41712                              33-0917586
------------------------------------        ----------------------------        -----------------------------------
  (State or Other Jurisdiction                       (Commission                          (I.R.S. Employer
       of Incorporation)                             File Number)                     Identification Number)

         1100 Town & Country Road
                Suite 1600
            Orange, California                                                                 92868
--------------------------------------------                                    --------------------------
  (Address of Principal Executive Offices)                                                 (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378


================================================================================

Item 5.      Other Events

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Long Beach Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated December 12, 2000, in connection with the Registrant's issuance of a series of certificates, entitled Long Beach Mortgage Loan Trust 2002-2, Asset-Backed Certificates, Series 2002-2 (the "2002-2 Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2002, among the Registrant as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Master Servicer"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class I-A Certificates and the Class I-S1 Certificates (the "Fannie Mae Certificates"), Wachovia Bank, National Association as trustee and Deutsche Bank National Trust Company as trust administrator. Fannie Mae will exchange Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2002-T7 (the "Guaranteed Certificates") with Depositor for the Fannie Mae Certificates pursuant to the Commitment Letter dated as of May 29, 2002 among Fannie Mae, Registrant, Master Servicer and Credit Suisse First Boston Corporation. The Registrant, Master Servicer, Credit Suisse First Boston Corporation and Morgan Stanley & Co., Incorporated (together, Credit Suisse First Boston Corporation and Morgan Stanley & Co., Incorporated are the "Co-Representatives"), Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Securities, Greenwich Capital Markets, Inc., Lehman Brothers Inc., and UBS Warburg, LLC have entered into an Underwriting Agreement dated as of May 30, 2002 for the purchase of the Class II-A Certificates, Class II-S1 Certificates, Class II-M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4A Certificates and Class M4B Certificates (the "Offered Certificates", collectively with the Guaranteed Certificates the "Underwritten Certificates"). The 2002-2 Certificates will represent in the aggregate the entire beneficial ownership interests in a trust fund (the "Trust Fund") consisting primarily of a pool of fully amortizing fixed rate and adjustable rate, first lien and second lien residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         The Co-Representatives have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Underwritten Certificates and terms of certain classes of Underwritten Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Underwritten Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Co-Representatives. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Co-Representatives at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.      Financial Statements and Exhibits.
             ----------------------------------
                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


                Exhibit No.                                       Description
                -----------                                       -----------
                    99.1             Computations  Materials (as defined in Item 5) that have been provided by Credit Suisse First Boston Corporation and
                                     Morgan Stanley & Co., Incorporated to certain prospective
                                     purchasers of Long Beach Mortgage Loan Trust Asset-Backed
                                     Certificates, Series 2002-2

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 29, 2002

                                          LONG BEACH SECURITIES CORP.


                                          By:      /s/  Jeffery A Sorensen
                                              ----------------------------------
                                          Name:  Jeffery A Sorensen
                                          Title: Vice President

                                Index to Exhibits
                                -----------------

                                                                                        Sequentially
        Exhibit No.                           Description                               Numbered Page
        -----------                           -----------                               -------------
           99.1          Computations  Materials  (as  defined  in Item 5) that               P
                         have been  provided  by  Credit  Suisse  First  Boston
                         Corporation and Morgan Stanley & Co.,  Incorporated to
                         certain prospective  purchasers of Long Beach Mortgage
                         Loan Trust Asset-Backed Certificates, Series 2002-2